UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2010

Smart Online, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32634	95-4439334
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 Emperor Blvd., Suite 320 Durham, North Carolina	27703
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 919-765-5000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 13, 2010, the Audit Committee of Smart Online, Inc. (the “Company”), in consultation with Cherry, Bekaert & Holland, the Company’s independent registered public accountants, concluded that the Company’s financial statements for the fiscal year ended December 31, 2008 and for the fiscal quarters ended March 31, 2009, June 30, 2009 and September 30, 2009 should no longer be relied upon because of an error in such financial statements.

The Board of Directors unanimously approved, authorized and directed the restatements of the foregoing financial statements and the filing of this Report on Form 8-K by resolution adopted on April 15, 2010. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as filed with the Securities and Exchange Commission (the “Commission”), is consistent with the Company’s restated financial statements.

The financial statements have been restated to include net subscription revenue as compared to the gross subscription revenue as presented in prior filings for 2009 and 2008.  Subscription fees primarily consist of sales of subscriptions through private-label marketing partners to end users. We typically have a revenue-share arrangement with these marketing partners in order to encourage them to market our products and services to their customers. Subscriptions are generally payable on a monthly basis and are typically paid via credit card of the individual end user. We accrue any payments received in advance of the subscription period as deferred revenue and amortize them over the subscription period. In the past we recognized all subscription revenue on a gross basis and in accordance with our policy to periodically review our accounting policies we identified the fact that certain contracts require the reporting of subscription revenue on a gross basis and others on a net basis according to US GAAP.  On that basis, we continue to report subscription revenue from certain contracts on a gross basis and others on a net basis.  The net effect of this reclassification of expenses only impacts gross revenue and certain gross expenses; it does not change the net income.  The effects of these reclassifications for 2009 and 2008 are presented in detail below:

	2009		2008
	As Reported	As Restated	As Reported	As Restated
Quarter Ended March 31
REVENUES:
Subscription fees	$473,579	$241,783	$742,839	$479,341
Professional service fees	118,773	118,773	504,083	504,083
License fees	11,250	11,250	100,000	100,000
Hosting fees	72,211	72,211	59,482	59,482
Other revenue	37,671	37,671	40,759	40,759
Total revenues	713,484	481,688	1,447,163	1,183,665

COST OF REVENUES	492,601	492,601	711,667	711,667
GROSS PROFIT	220,883	(10,913)	735,496	471,998
OPERATING EXPENSES	1,703,804	1,472,008	2,390,622	2,127,124
LOSS FROM OPERATIONS	(1,482,921)	(1,482,921)	(1,655,126)	(1,655,126)
OTHER INCOME (EXPENSE)	(111,732)	(111,732)	(175,757)	(175,757)
NET LOSS	$(1,594,653)	$(1,594,653)	$(1,830,883)	$(1,830,883)

NET LOSS PER COMMON SHARE:
Basic and fully diluted	$(0.09)	$(0.09)	$(0.10)	$(0.10)

	2009		2008
	As Reported	As Restated	As Reported	As Restated
Quarter Ended June 30
REVENUES:
Subscription fees	$668,344	$209,819	$747,068	$464,456
Professional service fees	79,726	79,726	932,444	932,444
License fees	11,250	11,250	3,750	3,750
Hosting fees	33,045	33,045	36,196	36,196
Other revenue	36,806	36,806	36,173	36,173
Total revenues	829,171	370,646	1,755,631	1,473,019

COST OF REVENUES	202,333	202,333	647,528	647,528
GROSS PROFIT	626,838	168,313	1,108,103	825,491
OPERATING EXPENSES	2,202,532	1,744,007	2,232,752	1,950,140
LOSS FROM OPERATIONS	(1,575,694)	(1,575,694)	(1,124,649)	(1,124,649)
OTHER INCOME (EXPENSE)	(158,343)	(158,343)	(177,410)	(177,410)
NET LOSS	$(1,734,037)	$(1,734,037)	$(1,302,059)	$(1,302,059)

NET LOSS PER COMMON SHARE:
Basic and fully diluted	$(0.09)	$(0.09)	$(0.08)	$(0.08)

	2009		2008
	As Reported	As Restated	As Reported	As Restated
Quarter Ended September 30
REVENUES:
Subscription fees	$908,007	$159,149	$642,880	$364,136
Professional service fees	63,200	63,200	574,970	574,970
License fees	11,250	11,250	291,250	291,250
Hosting fees	33,751	33,751	70,856	70,856
Other revenue	26,300	26,300	31,501	31,501
Total revenues	1,042,508	293,650	1,611,457	1,332,713

COST OF REVENUES	430,967	430,967	409,414	409,414
GROSS PROFIT	611,541	(137,317)	1,202,043	923,299
OPERATING EXPENSES	3,309,069	2,560,211	2,736,424	2,457,680
LOSS FROM OPERATIONS	(2,697,528)	(2,697,528)	(1,534,381)	(1,534,381)
OTHER INCOME (EXPENSE)	(169,609)	(169,609)	141,962	141,962
NET LOSS	$(2,867,137)	$(2,867,137)	$(1,392,419)	$(1,392,419)

NET LOSS PER COMMON SHARE:
Basic and fully diluted	$(0.16)	$(0.16)	$(0.08)	$(0.08)

The foregoing gross revenue and expense adjustments have no impact on the Company’s net income (loss).

In addition to the restatement of subscription revenue, we restated the value of the iMart trade name as of December 31, 2008 because of a recalculation of the net royalty method of valuation.  The restatement caused an increase in the amount of loss on impairment of intangible assets for the year ended December 31, 2008 in the amount of $230,000.  The restated total loss on impairment of intangible assets is $3,702,141 as compared to the original loss of $3,472,141.  The effect of this restatement for 2008 is as follows:

For the Year Ended	2008
	As Reported	As Restated
REVENUES:
Subscription fees	$2,683,770	$1,587,942
Professional service fees	2,045,508	1,859,154
License fees	26,250	26,250
Hosting fees	-	259,675
Other revenue	117,457	146,158
Total revenues	4,872,985	3,879,179

COST OF REVENUES	837,789	2,021,489
GROSS PROFIT	4,035,196	1,857,690
OPERATING EXPENSES	13,653,175	11,705,668
LOSS FROM OPERATIONS	(9,617,979)	(9,847,978)
OTHER INCOME (EXPENSE)	(204,171)	(204,171)
NET LOSS	$(9,822,150)	$(10,052,149)

The effect on the balance sheet for the affected period is as follows:

	2008
	As Reported	As Restated
December 31
Intangible Assets, net	$380,000	$150,000
Accumulated deficit	$(72,678,076)	$(72,908,077)

The Company’s Audit Committee and executive officers have discussed the restatement of the 2008  and 2009 financial statements and the other matters discussed in this filing with the Company’s independent registered public accountants, Cherry, Bekaert & Holland and the Company has provided Cherry, Bekaert & Holland with a copy of this Report on Form 8-K. Attached as an exhibit to this Report on Form 8-K is a letter from Cherry, Bekaert & Holland  addressed to the  Commission stating that Cherry, Bekaert & Holland agrees with the statements made by the Company in this Item 4.02.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following Exhibit is furnished with this Report:

Exhibit 99.1	Letter to the Company from the Company’s independent registered public accountants, Cherry, Bekaert & Holland, dated April 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smart Online, Inc.
April 15, 2010
	By:	/s/Thaddeus J. Shalek
Name: Thaddeus J. Shalek
Title: Interim Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Letter to the Company from the Company’s independent registered public accountants, Cherry, Bekaert & Holland, dated April 15, 2010.